SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

|_|   Definitive Information Statement

                         China Organic Agriculture, Inc.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

      No fee required.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(4)   Date Filed:

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

                         CHINA ORGANIC AGRICULTURE, INC.
                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
                    (Address of principal executive offices)

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

      NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board") of China Organic Agriculture, Inc., a Florida corporation ("we", "us" or "our"), has approved, and the holders of more than a majority of the outstanding shares of our common stock, no par value per share (the "Common Stock") have executed a written consent in lieu of a special meeting approving the following action:

1. An amendment to our Certificate of Incorporation to change our corporate name to "Asia Premium Foods International, Inc.", in connection with recent changes to Company's business focus.

      The Company desires to change its name to better reflect the business plan of the Company for the future. The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed thereunder. The Company's Board of Directors unanimously recommended a change in the name of the Company. Under Sections
607.0704 and 607.0821 of the Florida Business Coordination Act (the "FBCA") and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the FBCA and our bylaws to approve the action described above. Accordingly, the action described above will not be submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effected until at least twenty
(20) calendar days after the mailing of the Information Statement to our stockholders.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

      This letter is the notice required by Section 607.10025 of the Florida Business Coordination Act. We will first mail the Information Statement on or about December ___, 2008 to stockholders of record as of November 21, 2008 who have not been solicited for their consent of this corporate action.


December ___, 2008              By Order of the Board of Directors
                                of China Organic Agriculture, Inc.

                         CHINA ORGANIC AGRICULTURE, INC.
                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
                    (Address of principal executive offices)

                                   PRELIMINARY
                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                               -----------------

     NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH
                           THIS INFORMATION STATEMENT.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

      China Organic Agriculture, Inc., a Florida corporation ("we", "us" or "our") is sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the action taken by the holders of a majority of our outstanding common stock, no par value per share (the "Common Stock"), by written consent in lieu of a special meeting. No action is requested or required on your part.

What action was taken by written consent in lieu of a special meeting?

      Our Board of Directors (the "Board") unanimously proposed, and stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved, by written consent in lieu of a special meeting, the following action:

1. An amendment to our Certificate of Incorporation to change our corporate name to "Asia Premium Foods International, Inc."

      Additional information regarding the Name Change Amendment is set forth below under "Approval of Change in Corporate Name."

How many shares were voted for the action?

      The name change was approved by our Board pursuant to FBCA action taken by unanimous written consent dated November 18 2008. Stockholders of a majority of our issued and outstanding stock approved the action by written consent dated November 20, 2008 (the "Record Date").

      Pursuant to FBCA Section 607.0704, the approval of an action by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of the Record Date. As of the Record Date, 73,157,232 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 39,534,431 shares of our Common Stock, representing approximately 54% of the shares of our Common Stock entitled to vote on the Record Date, executed a written consent in lieu of a special meeting.

      The recommendation of the action by our Board of Directors pursuant to FBCA Section 607.0821,and the written consent of the holders of a majority of our outstanding Common Stock under FBCA Section 607.0704 are together sufficient to approve and adopt the name change. Consequently, no further stockholder action is required.

Am I entitled to dissenter's rights?

      The FBCA does not provide for dissenter's rights for the Amendment.

                     APPROVAL OF CHANGE IN CORPORATION NAME

The Amendment

      A copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit A.

Background

Our current corporate name no longer, in the opinion of the Board of Directors, accurately reflects the nature of our business and its future endeavors. Our Board therefore recommended, and the holders of a majority of the shares of our Common Stock as of the Record Date determined to change the Company's name.

       STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD
             NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

--------------------------------------------------------------------------------------------------------
                                                                     Number of Shares      Percentage of
                                     Name and Address                   of Common             Common
Title of Class                      of Beneficial Owner                  Stock(1)            Stock(1)
--------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------------------------------
Common Stock              CEO - Jinsong Li                                 500,000             0.6%
                          Dalian Baoshui District, Yuandong
                          Plaza #710 Dalian City Liaoning
                          Province PRC
--------------------------------------------------------------------------------------------------------
Common Stock              CFO - Xuefeng Guo                                      0               0%
                          Dalian Baoshui District, Yuandong
                          Plaza #710 Dalian City Liaoning
                          Province PRC
--------------------------------------------------------------------------------------------------------

5% SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
Common Stock              Xirong Xu                                     20,282,353            27.7%
                          No 1187 - 18 Huangshi Road Port of
                          Huangshi District Huangshi City,Hubei
                          Province China
--------------------------------------------------------------------------------------------------------
Common Stock              First Capital Limited - CEO Xirong Xu          3,326,103             4.5%
                          No. 2804 P.O. Box, George Town, Grand
                          Cayman, KY1-1112, Cayman Islands
--------------------------------------------------------------------------------------------------------

                           INTEREST OF CERTAIN PERSONS
                    IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of our Company has any substantial interest in the Amendment. No director of the company opposed the Amendment set forth in this Information Statement.

                        EXPENSE OF INFORMATION STATEMENT

      The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us care of:: Eaton & Van Winkle LLP, at 3 Park Avenue, 16th Floor, New York, NY 10016, Attn: Matthew P. Nealon, Esq.

MISCELLANEOUS

      One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (310) 441-9777or by mail to our attorneys, Eaton & Van Winkle LLP, at 3 Park Avenue, 16th Floor, New York, NY 10016, Attn: Matthew P. Nealon, Esq.

      We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

December ___, 2008              By Order of the Board of Directors
                                of China Organic Agriculture, Inc.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                         OF CERTIFICATE OF INCORPORATION

                       OF CHINA ORGANIC AGRICULTURE, INC.

      Pursuant to Section 607.1003 of the Florida Business Coordination Act, China Organic Agriculture, Inc., a corporation organized and existing under the Laws of the State of Florida, does hereby certify and set forth as follows:

      1. The name of the corporation is China Organic Agriculture, Inc. (the "Corporation").

      2. The Corporation's Amended and Restated Certificate of Incorporation was filed on May 1, 2007 ("Charter").

      3. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Corporation's Charter (the "Certificate of Amendment"), and declaring such Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders.

      4. Pursuant to the recommendation of the Board of Directors of the Corporation, this Certificate of Amendment was consented to in writing by the stockholders of the Corporation in accordance with Section 607.0704 of the Florida Business Coordination Act.

      5. The Corporation's Charter is hereby amended by amending Paragraph 1 of
Article I thereof to read as follows:

The Name of this Corporation is Asia Premium Foods International, Inc.

      6. This Certificate of Amendment will be effective upon filing.

      IN WITNESS WHEREOF, China Organic Agriculture, Inc. has caused this Certificate of Amendment to be signed on this 18 day of November 2008.


                                China Organic Agriculture, Inc.


                                By:
                                    -------------------------------
                                Jinsong Li, Chairman and Chief Executive Officer

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